Supplement to the
Fidelity® Multi-Asset Index Fund
April 29, 2025
Prospectus

Effective October 1, 2025, the following information replaces similar information found in the "Investment Details" section under the "Description of Underlying Fidelity® Funds" heading.
Fidelity® International Bond Index Fund
The fund seeks to provide a high level of current income. Normally investing at least 80% of assets in securities included in the Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD), which is a multi-currency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from developed markets issuers while excluding USD denominated debt.
Effective October 1, 2025, the following information replaces similar information found in the "Appendix" section under the "Additional Index Information" heading.
Fidelity Multi-Asset Composite Index℠ is a customized blend of unmanaged indexes, weighted as follows: S&P 500® Index - 41%; Dow Jones U.S. Completion Total Stock Market Index℠ - 10%; MSCI EAFE Index (Net MA) - 24%; MSCI Emerging Markets Index (Net MA) - 10%; Bloomberg U.S. Aggregate Bond Index - 7%; Bloomberg U.S. Long Treasury Bond Index - 5%; and Bloomberg Global Aggregate ex USD ex EM Float Adjusted RIC Diversified Index (Hedged USD) - 3%. The composition differed in periods prior to October 1, 2025.
IDV-PSTK-0625-132 1.729987.132	June 6, 2025